EXHIBIT (j)

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors and Reports to Shareholders" and to the use of our report on the TD Waterhouse Trust dated March 6, 2001, which is incorporated by reference, in this Registration Statement (Form N-1A No. 333-84623) of TD Waterhouse Trust.

                                                        ERNST & YOUNG LLP

New York, New York

May 23, 2001